LEASE AGREEMENT BETWEEN

JONSSON ATX WAREHOUSE, LLC AS LANDLORD, AND

PHUNWARE INC. AS TENANT

DATED     , 2022

ALTMAN BUSINESS PARK ROUND ROCK, TEXAS

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LEASE AGREEMENT

THIS LEASE AGREEMENT (“Lease”) is dated this      day of     , 2022, between JONSSON ATX WAREHOUSE, LLC, a Texas limited liability company (“Landlord”) and PHUNWARE INC., a Delaware corporation (“Tenant”). The following capitalized and bold faced terms, which have been placed at the beginning of this Lease for convenience, shall have the meaning set forth below.

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Premises:
That portion of the Building, known as Suite A, containing approximately 21,830 square feet, as determined by Landlord and as shown on Exhibit A, situated on a portion of that certain real property legally described in Exhibit A-1 attached hereto (the “Land”).

Building:
The building located at 1990 Steam Way in Round Rock, Texas, containing approximately 43,995 square feet. Landlord and Tenant stipulate that the number of square feet in the Premises and in the Building set forth above is conclusive and shall be binding upon them; provided, however, Landlord shall have the right to remeasure the square footage of the Building and Premises at any time and from time to time, and Landlord’s determination of the square footage of the Building and Premises upon such remeasurement shall be conclusive and binding on the parties, in which event all economic provisions of this Lease which are calculated on a per square foot basis shall be proportionately adjusted based upon such remeasurement.

Project:
The Building, the Land and other improvements, driveways, parking facilities, loading dock areas and similar improvements situated on the Land and easements associated with the foregoing or the operation thereof.

Permitted Use	General office/warehouse use.
Tenant’s Proportionate Share :
The percentage obtained by dividing the square footage of the Premises by the total square footage of the Building, as reasonably determined by Landlord from time to time, currently estimated to be 49.62%.

Lease Term:	Beginning on the Commencement Date and ending on the last day of the 60th full calendar month thereafter, unless sooner terminated or extended pursuant to the terms and provisions of this Lease.
Commencement Date:
The earliest of (a) the date Tenant occupies any portion of the Premises and begins conducting business therein, (b) the date on which the Building is Substantially Completed (as defined in the Construction Addendum), or (c) the date Landlord would have achieved Substantial Completion (as defined in the Construction Addendum) the Building but for a Tenant Delay (as defined in the Construction Addendum).

Base Rent:	For each month of the Lease Term, the amounts for the periods set forth in the following table:
	Lease Months	Annual Rate Per Sq. Ft.	Monthly Base Rent
	1 – 12	$15.00	$27,287.50
	13 – 24	$15.60	$28,379.00
	25 – 36	$16.22	$29,506.88
	37 – 48	$16.87	$30,689.34
	49 – 60	$17.54	$31,908.18

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As used herein, the term “Lease Month” means each calendar month during the Lease Term. If the Commencement Date does not occur on the first day of a calendar month, the period from the Commencement Date to the first day of the next calendar month (the “Partial Month”) shall be included in the first Lease Month for purposes of determining the duration of the Lease Term.

Initial Estimated	An amount equal to 1/12 of the annual cost, as estimated by Landlord from time to
Monthly Operating	time, of Tenant’s Proportionate Share (hereinafter defined) of Operating Expenses for
Expense Payments	the Project for the calendar year 2022, currently estimated to be $3.75 per square foot
(estimates only and	within the Premises per annum for the calendar year 2022, or $6,821.88 per month.
subject to adjustment to
actual costs and expenses
according to the
provisions of this Lease):
Initial Monthly Base Rent and Operating Expense Payments:	$34,109.38
Security Deposit:	$77,460.12, such amount being the sum of the last two Lease Months’ Base Rent plus the first two Lease Months’ of Tenant’s Initial Estimated Monthly Operating Expense Payment.
Broker:	Aquila, representing Landlord, and Stream Realty Partners – Austin, representing Tenant.
Tenant’s Notice Address:	7800 Shoal Creek Boulevard #230 South Austin, Texas 78757 Attention: General Counsel
Landlord’s Notice Address:	Jonsson ATX Warehouse, LLC Attn: Robert Jonsson 1000 E. 6th Street, Suite B, Austin Texas 78702
With a copy to:
Elliott Stratmann, PLLC Attn: Mary Stratmann 2705 Bee Cave Road, Suite 200 Austin, Texas 78746
Addenda:
Rules and Regulations; Move Out Conditions; Exhibit A (Premises); Exhibit A-1 (Legal Description of Real Property); Exhibit B (Construction Addendum); Exhibit C (Intentionally Omitted); Exhibit D (Commencement Date Agreement);

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TABLE OF CONTENTS
Page 1.    Granting Clause    1
2.Acceptance of Premises    1
3.Use    1
4.Base Rent    2
5.Security Deposit    2
6.Operating Expense Payments    3
7.Utilities    4
8.Taxes    5
9.Insurance    5
10.Landlord’s Repairs    8
11.Tenant’s Repairs    8
12.Tenant-Made Alterations and Trade Fixtures    9
13.Signs    9
14.Parking    10
15.Restoration    10
16.Condemnation    11
17.Assignment and Subletting    11
18.Indemnification    12
19.Inspection and Access    12
20.Quiet Enjoyment    13
21.Surrender    13
22.Holding Over    13
23.Events of Default    13
24.Landlord’s Remedies    14
25.Tenant’s Remedies/Limitation of Liability    16
26.Waiver of Jury Trial    17
27.Subordination    17
28.Mechanic’s Liens    17
29.Estoppel Certificates    18
30.Environmental Compliance    18
31.Rules and Regulations    19
32.Security Service    19
33.Force Majeure    20
34.Entire Agreement    20
35.Severability    20
36.Brokers    20
37.Landlord’s Lien/Security Interest    20
38.Intentionally Deleted    20
39.Miscellaneous    20
40.Waiver of Consumer Rights    23
LIST OF DEFINED TERMS
Page Addenda    ii
Base Rent    i
Broker    ii
Building    i
Collateral    20
Commencement Date    i
Environmental Requirements    18
Event of Default    13
Force Majeure    19
GAAP    11
Hazardous Substance    18
holder    17
include    1
including    1

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Initial Estimated Monthly Operating Expense Payments    ii
Initial Monthly Base Rent and Operating Expense Payments    ii
Land    i
Landlord    i
Landlord’s Notice Address    ii
Lease    i
Lease Month    ii
Lease Term    i
Legal Requirements    1
mortgage    17
OFAC    2
Operating Expenses    3
Partial Month    ii
PCBs    18
Permits .......................................................................................................................................................................B-1
Permitted Use    i
Plans and Specs .........................................................................................................................................................B-1
Premises    i
Proceeding for Relief    14
Project    i
Security Deposit    ii
Substantial Completion..............................................................................................................................................B-1
Substantially Completed ............................................................................................................................................B-1
Taken    10
Taking    10
Tangible Net Worth    11
Taxes    5
Telecommunications Services    22
Tenant    i
Tenant Affiliate    11

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Tenant Delay .............................................................................................................................................................B-1
Tenant Energy Use Disclosure    4
Tenant Improvements ................................................................................................................................................B-1
Tenant’s Notice Address    ii
Tenant’s Proportionate Share    i
Tenant-Made Alterations    9
Tenant-Related Parties    7
Trade Fixtures    9
Transfer    11

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Work    B-1

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LEASE

1.Granting Clause. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises, to have and to hold for the Lease Term, subject to the terms, covenants and conditions of this Lease.

2.Acceptance of Premises. Except as may otherwise be expressly provided in the Construction Addendum attached hereto as Exhibit B, Tenant shall accept the Premises on the Commencement Date in its “AS-IS, WHERE-IS” condition, subject to all applicable laws, ordinances, regulations, covenants and restrictions, and Landlord shall have no obligation to perform or pay for any repair or other work therein. Landlord has made no representation or warranty as to the suitability of the Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises are suitable for Tenant’s intended purposes. TENANT ACKNOWLEDGES THAT (a) IT HAS INSPECTED AND ACCEPTS THE PREMISES IN AN “AS-IS, WHERE-IS” CONDITION (EXCEPT AS EXPRESSLY PROVIDED IN THE CONSTRUCTION ADDENDUM ATTACHED HERETO AS EXHIBIT B), (b) THE BUILDINGS AND IMPROVEMENTS COMPRISING THE PREMISES ARE SUITABLE FOR THE PURPOSE FOR WHICH THE PREMISES ARE LEASED AND LANDLORD HAS MADE NO WARRANTY, REPRESENTATION, COVENANT, OR AGREEMENT WITH RESPECT TO THE SUITABILITY, HABITABILITY, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF THE PREMISES, (c) THE PREMISES ARE IN GOOD AND SATISFACTORY CONDITION, (d) NO REPRESENTATIONS AS TO THE REPAIR OF THE PREMISES, NOR PROMISES TO ALTER, REMODEL OR IMPROVE THE PREMISES HAVE BEEN MADE BY LANDLORD (EXCEPT AS EXPRESSLY PROVIDED IN THE CONSTRUCTION ADDENDUM ATTACHED HERETO AS EXHIBIT B), AND (e) THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED, IMPLIED OR STATUTORY, THAT EXTEND BEYOND THE DESCRIPTION OF THE PREMISES. TENANT HEREBY WAIVES ANY WARRANTY OF CONDITION OR HABITABILITY, SUITABILITY FOR OCCUPANCY, USE OR HABITATION, FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, EXPRESS OR IMPLIED, RELATING TO THE PREMISES. TENANT HAS NOT RELIED ON ANY REPRESENTATIONS OR WARRANTIES NOT EXPRESSLY SET FORTH IN THIS LEASE. Except as provided in Section 10, in no event shall Landlord have any obligation for any defects in the Premises or any limitation on its use. The taking of possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken except for items that are Landlord’s responsibility under Section 10.

3.Use.

(a)Subject to Tenant’s compliance with all zoning ordinances and Legal Requirements (as hereinafter defined), the Premises shall be used only for the Permitted Use. Tenant shall not conduct or give notice of any auction, liquidation, or going out of business sale on the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit waste, overload the floor or structure of the Premises or subject the Premises to use that would damage the Premises. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise, or vibrations to emanate from the Premises, or take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any tenants of the Project. Outside storage, including storage of trucks and other vehicles, is prohibited without Landlord’s prior written consent. As used in this Lease, “including” and “include” shall always mean “without limitation.”

(b)Tenant, at its sole expense, shall use and occupy the Premises in compliance with all laws (including, but not limited to, the Americans With Disabilities Act), orders, judgments, ordinances, regulations, codes, directives, permits and licenses and all covenants, restrictions and other matters of record now or hereafter applicable to the Premises (collectively, “Legal Requirements”). The Premises shall not be used as a place of public accommodation under the Americans With Disabilities Act or similar state statutes or local ordinances or any regulations promulgated thereunder, all as may be amended from time to time. Tenant shall, at its expense, make any alterations or modifications, within or without the Premises, that are required by Legal Requirements related to Tenant’s specific use or occupation of the Premises. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler credits. If any increase in the cost of any insurance on the Premises or the Project is

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caused by Tenant’s use or occupation of the Premises, or because Tenant vacates the Premises, then Tenant shall pay the amount of such increase to Landlord. Any entrance into or occupation of the Premises by Tenant prior to the Commencement Date shall be subject to all obligations of Tenant under this Lease. Tenant represents and warrants to Landlord that Tenant is currently in compliance with and shall at all times during the Lease Term (including any extension thereof) remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) and any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action relating thereto.

(c)Tenant and its employees and invitees shall have the non-exclusive right to use, in common with others, any areas designated by Landlord from time to time as common areas for the use and enjoyment of all tenants and occupants of the Project, subject to such reasonable rules and regulations as Landlord may promulgate from time to time. Under no circumstances shall the right therein granted to use the common areas be deemed to include the right to store any property, temporarily or permanently, in the common areas. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the common areas.

4.Base Rent. Tenant shall pay Base Rent in the amounts in the table of Base Rent set forth on the first page of this Lease. The installment of Base Rent payable for the first (1st) Lease Month, the Security Deposit, and the first monthly installment of estimated Operating Expenses (as hereafter defined) shall be due and payable on the date hereof, and Tenant promises to pay to Landlord in advance, without demand, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month succeeding the Commencement Date in accordance with the table of Base Rent set forth on the first page of this Lease. Payments of Base Rent for any fractional calendar month shall be prorated. All payments required to be made by Tenant to Landlord hereunder shall be payable at such address as Landlord may specify from time to time by written notice delivered in accordance herewith, or, alternatively, by Automatic Clearing House pursuant to written instructions given by Landlord to Tenant. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any rent due hereunder except where expressly provided in this Lease. Tenant acknowledges that late payment by Tenant to Landlord of any rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impractical to determine. Therefore, if Tenant is delinquent in any monthly installment of Base Rent, estimated Operating Expenses or other sums due and payable hereunder for more than five (5) days, Tenant shall pay to Landlord on demand a late charge equal to five percent (5%) of such delinquent sum; provided, however, for the first two (2) instances of Tenant’s failure to timely pay any installment of Base Rent, estimated Operating Expenses or any other sum due hereunder in any twelve (12) consecutive calendar month period, Landlord shall waive the aforementioned late charge if Tenant pays such delinquent installment or other sum within five (5) days following Landlord’s delivery of written notice to Tenant regarding the same. In addition, all payments required of Tenant hereunder which are more than 30 days past due shall bear interest from the date due until paid at the lesser of fifteen percent or the maximum lawful rate of interest. The parties agree that such late charge and interest represent a fair and reasonable estimate of the costs that Landlord will incur by reason of such late payment by Tenant. The provision for such late charge shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as a penalty. Additionally, Tenant shall pay to Landlord all sales, use, transaction privilege, or other excise tax that may at any time be levied or imposed upon, or measured by, any amount payable by Tenant under this Lease.

5.Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of an Event of Default (hereinafter defined), Landlord may use all or part of the Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Event of Default, without prejudice to any other remedy provided herein or provided by law. Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to its original amount. Any such restoration payment which is not paid within ten (10) days after Landlord’s written demand therefor shall bear interest from the date of such written demand until paid at the lesser of fifteen percent or the maximum lawful rate of interest. The parties agree that such late charge and interest represent a fair and reasonable estimate of the costs that Landlord will incur by reason of such late payment by

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Tenant. The provision for such late charge shall be in addition to all of Landlord’s other rights and remedies hereunder or at law and shall not be construed as a penalty. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee; no interest shall accrue thereon. Within sixty (60) days following the expiration or earlier termination of this Lease, Landlord shall return to Tenant the portion of the Security Deposit remaining after deducting all damages, charges and other amounts permitted by law. Landlord and Tenant agree that such deductions shall include all damages and losses that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach of this Lease by Tenant. If Landlord transfers its interest in the Premises Landlord may assign the Security Deposit to the transferee and, upon such transfer and the delivery to Tenant of an acknowledgement of the transferee’s responsibility for the Security Deposit as provided by law, Landlord thereafter shall have no further liability for the return of the Security Deposit.

6.Operating Expense Payments.

(a)During each month of the Lease Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12 of the annual cost, as estimated by Landlord from time to time, of Tenant’s Proportionate Share of Operating Expenses for the Project. Payments thereof for any fractional calendar month shall be prorated.

(b)The term “Operating Expenses” means all costs and expenses incurred by Landlord with respect to the ownership, maintenance, and operation of the Project including, but not limited to costs of: utilities; maintenance, repair and replacement of all portions of the Project, including paving and parking areas, roads, roofs (except that Landlord is responsible for replacement of the roof as provided in Section 10, Tenant being responsible only for Tenant’s Proportionate Share of the cost of roof repairs), roof membrane, alleys, and driveways; mowing, snow removal, landscaping, and exterior painting; the cost of maintaining utility lines, fire sprinklers and fire protection systems, exterior lighting and mechanical and building systems serving the Building or Project; amounts paid to contractors and subcontractors for work or services performed in connection with any of the foregoing; charges or assessments of any association or any restrictive covenants to which the Project is subject; fees payable to tax consultants and attorneys for consultation and contesting taxes; environmental insurance or environmental management fees; the cost of any insurance deductibles for insurance maintained by Landlord with respect to the Project; property management fees payable to a property manager, including any affiliate of Landlord, or if there is no property manager, an administration fee of fifteen percent (15%) of Operating Expenses payable to Landlord; security services, if any; trash collection, sweeping and removal; and additions or alterations made by Landlord to the Project or the Building in order to comply with Legal Requirements (other than those expressly required herein to be made by Tenant) or that are appropriate to the continued operation of the Project or the Building for the Permitted Use in the market area, provided that the cost of such additions or alterations that are required to be capitalized for federal income tax purposes shall be amortized on a straight line basis over a period equal to the lesser of the useful life thereof for federal income tax purposes or ten (10) years and included in Operating Expenses only to the extent of the amortized amount for the respective calendar year. In addition, Operating Expenses shall include (1) Taxes (hereinafter defined) for each calendar year during the Lease Term, and (2) the cost of insurance maintained by Landlord for the Project for each calendar year during the Lease Term.

(c)Notwithstanding the foregoing, Operating Expenses do not include (1) costs, expenses, depreciation or amortization for capital repairs and capital replacements required to be made by Landlord under Section 10 of this Lease; (2) debt service under mortgages or base ground rent under ground leases; (3) costs of restoration to the extent of net insurance proceeds actually received by Landlord with respect thereto; (4) leasing commissions or the costs of renovating space for tenants; or (5) any costs or legal fees incurred in connection with any particular tenant. The cost of any repairs or replacements which are classified as capital improvements under generally accepted accounting principles shall be amortized with interest over the lesser of the useful life of the improvement or ten (10) years and included in Operating Expenses only to the extent of the amortized amount for the respective calendar year.

(d)Following the end of each year of the Lease Term, Landlord shall deliver to Tenant a statement of actual Operating Expenses for the Project for such year. If Tenant’s total payments of Operating Expenses for any year, as reflected on Landlord's statement, are less than Tenant’s Proportionate Share of actual Operating Expenses for such year, then Tenant shall pay the difference to Landlord within thirty (30) days after demand, and if more, then Landlord shall retain such excess and credit it against Tenant’s next payments. For

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purposes of calculating Tenant’s Proportionate Share of Operating Expenses, a year shall mean a calendar year except the first year, which shall begin on the Commencement Date, and the last year, which shall end on the expiration of this Lease.

(e)Landlord may equitably increase Tenant’s Proportionate Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project or Building that includes the Premises or that varies with occupancy or use. The estimated Operating Expenses set forth on the first page of this Lease are only estimates, and Landlord makes no guaranty or warranty that such estimates will be accurate. The Project may be changed from time-to-time in the sole discretion of Landlord, including, but not by way of limitation, the layout, size, improvements and other characteristics of the Project.

(f)Intentionally deleted.

(g)During the ninety (90) day period following the delivery of Landlord’s statement of the actual amount of Operating Expenses, Tenant shall have the right to inspect, at reasonable times, in a reasonable manner and with at least ten (10) days prior written notice to Landlord, such of Landlord’s books of account and records as pertain to and contain information concerning such costs and expenses in order to verify the amounts thereof. Tenant agrees that any information obtained during an inspection by Tenant of Landlord’s books of account and records shall be kept in confidence by Tenant and its agents and employees and shall not be disclosed to any other parties, except to Tenant’s attorneys, accountants and other consultants. Any parties retained by Tenant to inspect Landlord’s books of account and records shall not be compensated on a contingency fee basis. If Landlord and Tenant determine that Operating Expenses for the year in question are less than reported, Landlord shall refund such excess to Tenant within thirty (30) days after such determination, after first deducting any amounts then due and payable by Tenant hereunder. Likewise, if Landlord and Tenant determine that Operating Expenses for the year in questions are greater than reported, Tenant shall pay Landlord the amount of any underpayment within thirty (30) days. If Tenant fails to dispute any item or items included in the determination of Operating Expenses for a particular calendar year by delivering a written notice to Landlord generally describing in reasonable detail the basis of such dispute within ninety (90) days after delivery of Landlord’s statement for such year, Tenant shall be deemed to have approved such statement. During the pendency of any dispute over Operating Expenses, Tenant shall pay, under protest and without prejudice, Tenant’s Proportionate Share of Operating Expenses as calculated by Landlord.

7.Utilities.

(a)Tenant shall timely pay for all water, gas, electricity, heat, light, power, telephone, sewer, sprinkler services, refuse and trash collection, and other utilities and services used on the Premises, all maintenance charges for utilities, and any storm sewer charges or other similar charges for utilities imposed by any governmental entity or utility provider with respect to the Premises (or, if assessed with respect to the Building, then Tenant shall pay Tenant’s Proportionate Share thereof), together with any taxes, penalties, surcharges or the like pertaining to Tenant’s use of the Premises. Landlord may cause at Tenant’s expense any utilities to be separately metered or submetered or otherwise charged directly to Tenant by the provider. Tenant shall pay its share of all charges for jointly metered utilities based upon consumption, as determined by Landlord in its sole and absolute discretion. No interruption or failure of utilities shall result in the termination of this Lease or the abatement of rent or result in any liability of Landlord. Tenant, at Tenant’s sole cost and expense, shall contract directly with a janitorial service and shall pay for all janitorial services used on or for the Premises. Landlord shall have no obligations whatsoever in connection therewith. All janitorial services and employees utilized by Tenant shall be subject to Landlord’s prior written consent.

(b)Notwithstanding anything to the contrary contained in this Lease, Tenant agrees that Landlord, at its election, may contact any utility company providing utility services to the Premises in order to obtain data on the energy being consumed by the occupant of the Premises. Furthermore, Tenant agrees to provide Landlord with Tenant’s energy consumption data within thirty (30) days after Landlord’s request for the same. Tenant acknowledges that pursuant to applicable Legal Requirements, Landlord may be required to disclose information concerning Tenant’s energy usage at the Building to certain third parties, including, without limitation, prospective purchasers, lenders and tenants of the Project (the “Tenant Energy Use Disclosure”). Tenant hereby
(A) consents to all such Tenant Energy Use Disclosures, and (B) acknowledges that Landlord shall not be required

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to notify Tenant of any Tenant Energy Use Disclosure. Tenant agrees to take such further actions as are necessary in order to further the purpose of this paragraph, including, without limitation, providing to Landlord the names and contact information for all utility providers serving the Premises, copies of utility bills, written authorization from Tenant to any such utility company to release information to Landlord, and any other relevant information reasonably requested by Landlord or the applicable utility company.

(c)Without limiting the foregoing, Tenant shall be responsible for arranging for refuse and trash collection for the Premises and shall have its dumpsters hauled at frequencies necessary to prevent overfilling, at its sole cost and expense. Tenant shall be responsible for maintaining its trash enclosure(s) and surrounding area in a neat and clean condition, at its sole cost and expense. If Tenant fails to perform any obligation under this subparagraph for which it is responsible, Landlord may perform such obligation on Tenant’s behalf and be reimbursed by Tenant within ten (10) days after demand therefor.

8.Taxes. Landlord shall timely pay all taxes, assessments, special assessments, improvement districts, and governmental charges (collectively referred to as “Taxes”) that either (a) accrue against the Project during the Lease Term if such Taxes are payable in advance, or (b) are assessed against the Project during the Lease Term if such Taxes are payable in arrears. Taxes shall be included as part of the Operating Expenses charged to Tenant pursuant to Section 6 hereof during each year of the Lease Term, based upon Landlord’s reasonable estimate of the amount of Taxes, and shall be subject to reconciliation and adjustment pursuant to Section 6 once the actual amount of Taxes is known. Taxes shall include any increase in any of the foregoing based upon construction of improvements on the Project or changes in ownership (as defined in applicable laws), and notwithstanding anything to the contrary herein, Taxes shall include the Texas margin tax and/or any other business tax imposed under Texas Tax Code Chapter 171 and/or any successor statutory provision. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens thereof and any costs incurred in such contest may be included as part of Taxes. All capital levies or other taxes assessed or imposed upon the rents payable to Landlord under this Lease and any franchise tax, any excise, transaction, sales, business and occupation, or privilege tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the Project or any portion thereof shall be paid by Tenant to Landlord monthly in estimated installments or upon demand, at the option of Landlord, as additional rent; provided, however, in no event shall Tenant be liable for any net income taxes imposed on Landlord unless such net income taxes are in substitution for any Taxes payable hereunder. If any such tax or excise is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises, whether levied or assessed against Landlord or Tenant, and if any such taxes are levied or assessed against Landlord or Landlord’s property and (1) Landlord pays them or (2) the assessed value of Landlord’s property is increased thereby and Landlord pays the increased taxes, then Tenant shall pay to Landlord such taxes within ten (10) days after Landlord’s request therefor. For property tax purposes, TENANT WAIVES ALL RIGHTS TO PROTEST OR APPEAL THE APPRAISED VALUE OF THE PREMISES, AS WELL AS THE PROJECT, AND ALL RIGHTS TO RECEIVE NOTICES OF REAPPRAISEMENT, AS SET FORTH IN SECTIONS 41.413 AND
42.015 OF THE TEXAS TAX CODE.

9.Insurance.

(a)Landlord shall obtain and maintain the following: (1) causes of loss – special form property insurance covering the full replacement cost of the Building (excluding foundations), less a commercially reasonable deductible if Landlord so chooses; and (2) commercial general liability insurance, which shall be in such amount as Landlord so determines and shall be in addition to, and not in lieu of, any insurance required to be maintained by Tenant. Landlord shall not be obligated to insure any furniture, equipment, trade fixtures, machinery, goods, or supplies which Tenant may keep or maintain in the Premises or any alteration, addition, or improvement which Tenant may make upon the Premises. In addition, Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood insurance and rent loss insurance. The premiums for all such insurance shall be included as part of the Operating Expenses charged to Tenant pursuant to Section 6 hereof. The Project or Building may be included in a blanket policy (in which case the cost of such insurance allocable to the Project or Building will be determined by Landlord based upon the insurer’s cost calculations). Tenant shall also reimburse Landlord for any increased premiums or additional insurance that

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Landlord reasonably deems necessary as a result of Tenant’s use of the Premises. Tenant shall not be named as an additional insured on any policy of liability insurance maintained by Landlord.

(b)Effective as of the earlier of: (1) the date Tenant enters or occupies the Premises; or
(2)the Commencement Date, and continuing during the Lease Term, Tenant, at its expense, shall obtain and maintain in full force the following insurance coverage (subject to increases in coverage amounts and additional types of coverage, as reasonably determined by Landlord from time to time):

(A)causes of loss – special form property insurance including theft, sprinkler leakage and boiler and machinery coverage, covering the full replacement cost of all property and improvements (including the Tenant Improvements and Tenant-Made Alterations) installed or placed in the Premises by Tenant or for Tenant’s benefit or which is required by the terms of this Lease to be maintained by Tenant, and containing ordinance or law coverage. Tenant shall use the proceeds from such insurance for the replacement of trade fixtures, furniture, inventory and other personal property and for the restoration of Tenant’s improvements, alterations, and additions to the Premises. Landlord shall be named as loss payee with respect to alterations, additions, or improvements of the Premises;

(B)worker’s compensation insurance in accordance with the laws of the state in which the Premises are located, with employer’s liability insurance in an amount not less than $1,000,000;

(C)business income and extra expense insurance covering failure of Tenant’s equipment and covering all periods of interruption, with limits not less than one hundred percent (100%) of all charges payable by Tenant under this Lease for a period of twelve (12) months;

(D)business automobile liability insurance covering owned, hired and non- owned vehicles with limits of $1,000,000 combined single limit per occurrence;

(E)commercial general liability insurance on the most current ISO Form CG 00 01 or equivalent which insures against claims for bodily injury, personal injury, advertising injury, and property damage occurring in or about the Premises. Such commercial general liability insurance shall afford, at a minimum, the following limits: each occurrence: $1,000,000; general aggregate: $2,000,000 per location; products/completed operations aggregate: $1,000,000; personal and advertising injury liability: $1,000,000; fire damage: $100,000; fire legal liability:
$100,000; medical payments: $5,000. Such commercial general liability insurance shall name Landlord, its trustees, officers, directors, members, agents, and employees, Landlord’s mortgagees, and Landlord’s representatives, as additional insureds. This coverage shall include blanket contractual liability, broad form property damage liability, premises-operations and products-completed operations and shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke, or fumes from a hostile fire, a contractual liability endorsement, and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Such insurance shall be written on an occurrence and not a claims-made basis and contain a standard separation of insureds provision; and

(F)umbrella/excess liability insurance, on an occurrence basis, that applies in excess of the required commercial general liability, business automobile liability, and employer’s liability policies with a minimum limit of $5,000,000 per occurrence and $5,000,000 in the annual aggregate. These limits shall be in addition to and not including those stated for the underlying commercial general liability, business automobile liability, and employer's liability insurance required herein. Such umbrellas/excess liability policies shall contain an endorsement stating that any entity qualifying as an additional insured on the insurance stated in the Schedule of Underlying Insurance shall be an additional insured on the umbrella/excess liability policies, and that they apply immediately upon exhaustion of the insurance stated in the Schedule of

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Underlying Insurance as respects the coverage afforded to any additional insured. The umbrella/excess liability policies shall also provide that they apply before any other insurance, whether primary, excess, contingent or on any other basis, available to an additional insured on which the additional insured is a named insured (which shall include any self-insurance), and that the insurer will not seek contribution from such insurance.

(c)All policies required to be carried by Tenant hereunder shall be issued by and binding upon an insurance company licensed to do business in the state in which the Premises is located with a rating of at least “A-: X” or better as set forth in the most current issue of Best’s Insurance Reports, unless otherwise approved by Landlord in writing. Tenant shall not do or permit anything to be done that would invalidate the insurance policies required herein. Liability insurance maintained by Tenant shall be primary coverage without right of contribution by any similar insurance that may be maintained by Landlord. Certificates of insurance, acceptable to Landlord, evidencing the existence and amount of each insurance policy required hereunder (or, at Landlord’s option, copies of the policies evidencing coverage ) shall be delivered to Landlord prior to delivery or possession of the Premises and within ten (10) days following each renewal date. Certificates of insurance shall include an endorsement for each policy showing that Landlord, its trustees, officers, directors, members, agents, and employees, Landlord’s mortgagees, and Landlord’s representatives are included as additional insureds on liability policies and that Landlord is named as loss payee on the property insurance as stated in Section 9(b)(1) above. Further, the certificates must include an endorsement for each policy whereby the insurer agrees not to cancel, non- renew, or materially alter the policy without at least thirty (30) days’ prior written notice to Landlord.

(d)In the event that Tenant fails to comply with the foregoing insurance requirements or to timely deliver to Landlord copies of such policies and certificates evidencing the coverage required herein, Landlord, in addition to any remedy available pursuant to this Lease or otherwise, may, but shall not be obligated to, obtain such insurance and Tenant shall pay to Landlord on demand all costs thereof, plus an administrative fee of fifteen percent (15%) of such costs.

(e)The limits of insurance required by this Lease, or as carried by Tenant, shall not limit the liability of Tenant or relieve Tenant of any obligation thereunder. The amount of any deductibles selected by Tenant shall be subject to Landlord's approval and payment of such deductibles shall be the sole responsibility of Tenant.

(f)Should Tenant engage the services of any contractor to perform work in the Premises, Tenant shall ensure that such contractor carries commercial general liability (including completed operations coverage for a period of three (3) years following completion of the work), business automobile liability, umbrella/excess liability, worker’s compensation and employers liability coverages in substantially the same amounts as are required of Tenant under this Lease. Such contractor shall name Landlord, its trustees, officers, directors, members, agents and employees, Landlord’s mortgagees and Landlord’s representatives as additional insureds on the liability policies required hereunder.

All policies required to be carried by any such contractor shall be issued by and binding upon an insurance company licensed to do business in the state in which the Premises is located with a rating of at least “A-: X” or better as set forth in the most current issue of Best’s Insurance Reports, unless otherwise approved by Landlord. Certificates of insurance, acceptable to Landlord, evidencing the existence and amount of each insurance policy required hereunder shall be delivered to Landlord prior to the commencement of any work in the Premises. Further, the certificates must include an endorsement for each policy whereby the insurer agrees not to cancel, non- renew, or materially alter the policy without at least thirty (30) days’ prior written notice to Landlord. The above requirements shall apply equally to any subcontractor engaged by contractor.

(g)The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, their officers, directors, employees, managers, agents, invitees and contractors, in connection with any loss or damage thereby insured against. The failure of a party to insure its property shall not void this waiver. Notwithstanding anything to the contrary contained herein, Tenant hereby waives and releases any claims against Landlord, and its officers, directors, employees, managers, agents, invitees and contractors for any loss or damage to Tenant's property which is insured against or required to be insured against by Tenant hereunder (whether by self- insurance or otherwise), REGARDLESS OF WHETHER THE NEGLIGENCE OR FAULT OF LANDLORD

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CAUSED SUCH LOSS. Landlord hereby waives and releases any claims against Tenant, and its officers, directors, employees, managers, agents, invitees and contractors (collectively, “Tenant-Related Parties”) for any loss or damage to Landlord's property which is insured against by Landlord or required to be insured against hereunder to the extent insurance proceeds are received therefor, REGARDLESS OF WHETHER THE NEGLIGENCE OR FAULT OF TENANT CAUSED SUCH LOSS; however, Landlord’s waiver shall not apply to any deductible amounts maintained by Landlord under its insurance. The foregoing waivers and releases shall not apply to losses or damages in excess of actual or required policy limits, whichever is greater. Landlord and its officers, directors, employees, managers, agents, invitees and contractors shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever, REGARDLESS OF WHETHER THE NEGLIGENCE OR FAULT OF LANDLORD CAUSED SUCH LOSS. The waivers set forth in this Section 9(g) shall be in addition to, and not in substitution for, any other waivers, indemnities, or exclusions of liabilities set forth in this Lease.

10.Landlord’s Repairs. This Lease is intended to be a net lease; accordingly, Landlord’s maintenance and repair obligations are limited to the replacement of the Building’s roof and maintenance of the foundation piers and structural members of the exterior walls, reasonable wear and tear and uninsured losses and damages caused by Tenant or a Tenant-Related Party excluded. The term “walls” as used in this Section 10 shall not include windows, window frames, glass or plate glass, doors or overhead doors, door frames, special store fronts, dock bumpers, dock plates or levelers, or office entries, all of which shall be maintained by Tenant. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section 10, after which Landlord shall have a reasonable opportunity to repair such item. Landlord shall also maintain in good repair and condition the parking areas and other common areas of the Building, including, but not limited to driveways, alleys, landscape and grounds surrounding the Premises, the cost of such maintenance, repair and replacement to be paid in accordance with Section 6 hereof.

11.Tenant’s Repairs.

(a)Subject to Landlord’s obligation in Section 10, Tenant, at its sole expense, shall repair, replace and maintain in good condition all portions of the Premises and all areas, improvements and systems exclusively serving the Premises including dock, dock equipment and loading areas, dock doors, plumbing, water, and sewer lines up to points of common connection, entries, doors, ceilings, windows, interior walls, and the interior side of demising walls, and heating, ventilation and air conditioning systems, and other building and mechanical systems serving the Premises. Such repair and replacements include capital expenditures and repairs whose benefit may extend beyond the Lease Term. Maintenance and repair of the heating, ventilation and air conditioning systems and other mechanical and building systems serving the Premises, and any repairs to the roof, shall be at Tenant’s expense pursuant to maintenance service contracts entered into by Landlord, unless Landlord directs Tenant to enter into such maintenance service contract(s). The scope of services and contractors under such maintenance contracts shall be subject to Landlord’s prior written approval.

(b)In the event that any repair or maintenance obligation required to be performed by Tenant hereunder may affect the structural integrity of the Building (e.g., roof, foundation, structural members of the exterior walls), prior to commencing any such repair, Tenant shall provide Landlord with written notice of the necessary repair or maintenance and a brief summary of the structural component or components of the Building that may be affected by such repair or maintenance. Within ten (10) business days after Landlord’s receipt of Tenant’s written notice, Landlord shall have the right, but not the obligation, to elect to cause such repair or maintenance to be performed by Landlord, or a contractor selected and engaged by Landlord, but at Tenant’s sole cost and expense. The foregoing sentence is not intended to obligate Tenant to pay for repairs or maintenance to those structural items which are Landlord’s responsibility pursuant to Section 10 above, but shall only require Tenant to pay for the repair and maintenance to such structural components to the extent such repair or maintenance is necessitated due to the performance of Tenant’s repair and maintenance obligations pursuant to this Section 11.

(c)Within the fifteen (15) day period prior to the expiration or termination of this Lease, Tenant shall deliver to Landlord a certificate from engineer(s) or contractor(s) reasonably acceptable to Landlord certifying that the hot water equipment, the HVAC system and the dock equipment (doors and levelers) serving the Premises are then in good repair and working order. If Tenant fails to perform any repair or replacement for which it

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is responsible, Landlord may perform such work and be reimbursed by Tenant within ten (10) days after demand therefor. Subject to Sections 9 and 15, Tenant shall bear the full cost of any repair or replacement to any part of the Building or Project that results from damage caused by Tenant or a Tenant-Related Party and any repair that benefits only the Premises.

12.Tenant-Made Alterations and Trade Fixtures.

(a)Any alterations, additions, or improvements made by or on behalf of Tenant to the Premises (“Tenant-Made Alterations”) shall be subject to Landlord’s prior written consent. Tenant shall cause, at its expense, all Tenant-Made Alterations to comply with insurance requirements and with Legal Requirements and shall construct at its expense any alteration or modification required by Legal Requirements as a result of any Tenant-Made Alterations.

(b)All Tenant-Made Alterations shall be constructed in a good and workmanlike manner by contractors reasonably acceptable to Landlord and only good grades of materials shall be used. All plans and specifications for any Tenant-Made Alterations shall be submitted to Landlord for its approval. Landlord may monitor construction of the Tenant-Made Alterations. Within ten (10) days following Landlord’s written request, Tenant shall reimburse Landlord for its costs in reviewing plans and specifications and in monitoring construction, not to exceed five percent (5%) of the total cost of such Tenant-Made Alterations. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to see that such plans and specifications or construction comply with applicable laws, codes, rules and regulations.

(c)Tenant shall provide Landlord with the identities and mailing addresses of all persons performing work or supplying materials, prior to beginning such construction, and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all work free and clear of liens and shall provide certificates of insurance for worker’s compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Tenant-Made Alterations, Tenant shall deliver to Landlord sworn statements setting forth the names of all contractors and subcontractors who did work on the Tenant-Made Alterations and full and final lien waivers from all such contractors and subcontractors.

(d)Upon surrender of the Premises, all Tenant-Made Alterations and any leasehold improvements constructed by Landlord or Tenant shall remain on the Premises as Landlord’s property, except to the extent Landlord requires removal at Tenant’s expense of any such items or Landlord and Tenant have otherwise agreed in writing in connection with Landlord’s consent to any Tenant-Made Alterations. Prior to the expiration or termination of this Lease, Tenant, at its sole expense, shall repair any and all damage caused by such removal and restore the Premises to their condition existing upon the later of the Commencement Date or Substantial Completion (as defined in the Construction Addendum), normal wear and tear excepted.

(e)Tenant, at its own cost and expense and without Landlord’s prior approval, may erect such shelves, bins, machinery and trade fixtures (collectively “Trade Fixtures”) in the ordinary course of its business provided that such items do not alter the basic character of the Premises, do not overload or damage the Premises, and may be removed without injury to the Premises, and the construction, erection, and installation thereof complies with all Legal Requirements and with Landlord’s requirements set forth above. Prior to the expiration or termination of this Lease, Tenant, at its sole expense, shall remove its Trade Fixtures and shall repair any and all damage caused by such removal.

13.Signs. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall be subject to Landlord’s prior written approval and shall conform in all respects to Landlord’s requirements. Tenant shall not make any changes to the exterior of the Premises, install any exterior lights, decorations, balloons, flags, pennants, banners, or painting, or erect or install any fascia or monument signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord’s prior written consent. Landlord shall not be required to notify Tenant of whether it consents to any sign until it (a) has received detailed, to-scale drawings thereof specifying design, material composition, color scheme, and method of installation, and (b)

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has had a reasonable opportunity to review them. Upon surrender or vacation of the Premises, Tenant shall have removed all signs and repair, paint, and/or replace the building fascia surface to which its signs are attached. If Tenant constructs a Landlord-approved monument sign on the Building grounds, Landlord may elect to have Tenant leave the monument sign, in which case Tenant shall remove Tenant’s sign panel from the monument sign and restore any damage caused thereby, or have Tenant remove the entire monument sign and restore the Building grounds to their prior condition. Tenant shall obtain all applicable governmental permits and approvals for sign and exterior treatments.

14.Parking. Tenant shall have the exclusive right to use, and shall only use, the parking spaces identified in Exhibit A as Tenant’s parking spaces (collectively, the “Tenant Parking Spaces”); provided, however, in no event shall Landlord have any obligation to install any signage indicating that the Tenant Parking Spaces are available for the exclusive use of Tenant nor shall Landlord be responsible for enforcing Tenant’s parking rights against any third parties. Landlord reserves the right to initiate steps to control the parking utilization through gates, access cards, hang-tags or other means as appropriate. All motor vehicles (including all contents thereof) shall be parked in the Project’s parking areas at the sole risk of Tenant, it being expressly agreed and understood Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and Landlord is not responsible for the protection and security of such vehicles. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, LANDLORD SHALL HAVE NO LIABILITY WHATSOEVER FOR ANY PROPERTY DAMAGE OR LOSS WHICH MIGHT OCCUR ON THE PARKING AREAS OR AS A RESULT OF OR IN CONNECTION WITH THE PARKING OF MOTOR VEHICLES IN ANY OF THE PARKING SPACES.

15.Restoration.

(a)If at any time during the Lease Term the Premises are damaged by a fire or other casualty, Landlord shall notify Tenant within sixty (60) days after such damage as to the amount of time Landlord reasonably estimates it will take to restore the Premises. If the restoration time is estimated to exceed 180 days from the date Landlord receives all permits, approvals, and licenses required to begin reconstruction, Landlord may elect to terminate this Lease upon thirty (30) days’ prior notice to Tenant. If Landlord does not elect to terminate this Lease or if Landlord estimates that restoration will take 180 days or less, then, subject to receipt of sufficient insurance proceeds, Landlord shall promptly restore the Premises excluding the improvements installed by Tenant or by Landlord and paid by Tenant, subject to delays arising from the collection of insurance proceeds or from Force Majeure events. Tenant at Tenant’s expense shall promptly perform, subject to delays arising from the collection of insurance proceeds, or from Force Majeure events, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either party may terminate this Lease upon thirty (30) days written notice to the other if the Premises are damaged during the last year of the Lease Term and Landlord reasonably estimates that it will take more than thirty (30) days to repair such damage.

(b)If the Premises are destroyed or substantially damaged by any peril not covered by the insurance maintained by Landlord or any Landlord’s mortgagee requires that insurance proceeds be applied to the indebtedness secured by its mortgage (defined hereinafter), Landlord may terminate this Lease by delivering written notice of termination to Tenant within thirty (30) days after such destruction or damage or such requirement is made known by any such Landlord’s mortgagee, as applicable, whereupon all rights and obligations hereunder shall cease and terminate, except for any liabilities of Tenant which accrued prior to Lease termination.

(c)If such damage or destruction is caused by the act(s) or omission(s) of Tenant or a Tenant-Related Party, Tenant shall pay to Landlord with respect to any damage to the Premises and/or Project the amount of the commercially reasonable deductible under Landlord’s insurance policy within ten (10) days after presentment of Landlord’s invoice. Base Rent shall be abated for the period of repair and restoration in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises; provided, however, that Tenant shall not be entitled to any abatement of Base Rent in the event such damage or destruction resulted from the gross negligence or willful misconduct of Tenant or a Tenant-Related Party. Such abatement, if any, shall be the sole remedy of Tenant, and except as provided herein, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

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16.Condemnation. If any part of the Premises or the Project should be taken for any public or quasi- public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and (a) the Taking would prevent or materially interfere with Tenant’s use of the Premises, (b) in Landlord’s judgment would materially interfere with or impair its ownership or operation of the Project or (c) as a result of such Taking, Landlord’s mortgagee accelerates the payment of any indebtedness securing all or a portion of the Project, then upon written notice by Landlord this Lease shall terminate and Base Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, the Base Rent payable hereunder during the unexpired Lease Term shall be reduced to such extent as may be fair and reasonable under the circumstances, and Landlord shall restore the Premises to its condition prior to the Taking; provided, however, Landlord’s obligation to so restore the Premises shall be limited to the award Landlord receives in respect of such Taking that is not required to be applied to the indebtedness secured by a mortgage. In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s Trade Fixtures, if a separate award for such items is made to Tenant. This Section 16 shall be Tenant’s sole and exclusive remedy in the event of any taking and Tenant hereby waives any rights and the benefits of any statute granting Tenant specific rights in the event of a Taking which are inconsistent with the provisions of this Section 16.

17.Assignment and Subletting.

(a)Without Landlord’s prior written consent, which consent with respect to an assignment (other than a collateral assignment) or sublease shall not be unreasonably withheld, conditioned or delayed, Tenant shall not assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises (each being a “Transfer”) and any attempt to do any of the foregoing shall be void and of no effect. For purposes of this Section 17, a transfer of the ownership interests controlling Tenant shall be deemed a Transfer of this Lease unless such ownership interests are publicly traded. Notwithstanding the above, Tenant may assign or sublet the Premises, or any part thereof, to any entity controlling, controlled by, or under common control with the original Tenant named herein (a “Tenant Affiliate”) having a Tangible Net Worth not less than the Tangible Net Worth of Tenant as of the date hereof, without the prior written consent of Landlord; provided, however, Tenant shall provide at least ten (10) days written notice prior to assigning this Lease to, or entering into any sublease with, any Tenant Affiliate and shall include all documentation establishing the Tenant Affiliate’s Tangible Net Worth in such notice. “Tangible Net Worth” means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied (“GAAP”), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Tenant Affiliate shall be subject to the terms of this Section 17. Tenant shall reimburse Landlord for all of Landlord’s reasonable out-of-pocket expenses in connection with any Transfer. Upon Landlord’s receipt of Tenant’s written notice of a desire to assign or sublet the Premises, or any part thereof (other than to a Tenant Affiliate), Landlord may, by giving written notice to Tenant within thirty (30) days after receipt of Tenant’s notice, terminate this Lease with respect to the space described in Tenant’s notice, as of the date specified in Tenant’s notice for the commencement of the proposed assignment or sublease; provided, however, Tenant shall have the right to withdraw its request for Landlord’s consent to the proposed transaction within ten (10) days following Landlord’s delivery of its termination notice to Tenant, in which event, Tenant’s request for Landlord’s consent shall be deemed withdrawn, and Landlord’s termination of this Lease shall be null and void and of no further force or effect. Tenant acknowledges and agrees that Landlord may withhold its consent to any proposed assignment or subletting for any reasonable basis including, but not limited to:
(1) Tenant is in default of this Lease; (2) the assignee or subtenant is unwilling to assume in writing all of Tenant’s obligations hereunder; (3) the assignee or subtenant has a financial condition which is reasonably unsatisfactory to Landlord or Landlord’s mortgagee; (4) the Premises will be used for different purposes than those set forth in Section 3(a) or for a use requiring or generating any Hazardous Substance, or (5) the proposed assignee or subtenant or an affiliate thereof is an existing tenant in the Project or is or has been in discussions with Landlord regarding space within the Project.

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(b)Notwithstanding any Transfer, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent and for compliance with all of Tenant’s other obligations under this Lease (regardless of whether Landlord’s approval has been obtained for any such Transfer). In the event that the rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus the rent payable under the remaining portion of the Premises, and any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this Lease (which rental shall be calculated on a per square foot basis if less than the entire Premises is subleased), then Tenant shall be bound and obligated to pay Landlord as additional rent hereunder fifty percent (50%) of such excess rental and other excess consideration, net of Tenant’s reasonable, third-party costs and expenses incurred in connection with such transaction (including, but not limited to, brokerage commissions and legal fees), together with all sales, use, transaction privilege, or other excise tax that may at any time be levied or imposed upon said excess rental and other excess consideration, within ten (10) days following receipt thereof by Tenant.

(c)If this Lease is assigned or if the Premises is subleased (whether in whole or in part) or in the event of the mortgage, pledge, or hypothecation of Tenant’s leasehold interest or grant of any concession or license within the Premises or if the Premises be occupied in whole or in part by anyone other than Tenant, then upon a default by Tenant hereunder Landlord may collect rent from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionee or licensee or other occupant and, except to the extent set forth in the preceding subsection, apply the amount collected to the next rent payable hereunder; and all such rentals collected by Tenant shall be held in trust for Landlord and immediately forwarded to Landlord. No such transaction or collection of rent or application thereof by Landlord, however, shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of its covenants, duties, or obligations hereunder. Any approved assignment or sublease shall be expressly subject to the terms and conditions of this Lease. Landlord’s consent to any Transfer shall not waive Landlord’s rights as to any subsequent Transfers. Notwithstanding anything to the contrary contained in this Lease, if Tenant or any proposed transferee claims that Landlord has unreasonably withheld or delayed its consent under this Section 17 or otherwise has breached or acted unreasonably under this Section 17, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed transferee.

18.Indemnification. To the fullest extent permitted by law, Tenant agrees to indemnify, defend (with counsel reasonably acceptable to Landlord) and hold harmless Landlord, and Landlord’s agents, employees and contractors, from and against any and all claims, demands, losses, liabilities, causes of action, suits, judgments, damages, costs and expenses (including attorneys’ fees through all levels of proceedings) arising from any occurrence on the Premises, the use and occupancy of the Premises, or from any activity, work, or thing done, permitted or suffered by Tenant or any Tenant-Related Party in or about the Premises or due to any other act or omission of Tenant or a Tenant-Related Party, or from Tenant’s failure to perform its obligations under this Lease (other than any loss arising from the sole or gross negligence of Landlord or its agents), EVEN THOUGH CAUSED OR ALLEGED TO BE CAUSED BY THE JOINT, COMPARATIVE, OR CONCURRENT NEGLIGENCE OR FAULT OF LANDLORD OR ITS AGENTS, AND EVEN THOUGH ANY SUCH CLAIM, CAUSE OF ACTION, OR SUIT IS BASED UPON OR ALLEGED TO BE BASED UPON THE STRICT LIABILITY OF LANDLORD OR ITS AGENTS. THIS INDEMNITY PROVISION IS INTENDED TO INDEMNIFY LANDLORD AND ITS AGENTS AGAINST THE CONSEQUENCES OF THEIR OWN NEGLIGENCE OR FAULT AS PROVIDED ABOVE WHEN LANDLORD OR ITS AGENTS ARE JOINTLY, COMPARATIVELY, OR CONCURRENTLY NEGLIGENT WITH TENANT. This indemnity provision shall survive termination or expiration of this Lease. The furnishing of insurance required hereunder shall not be deemed to limit Tenant’s obligations under this Section 18.

19.Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours for the purpose of showing the Premises to prospective purchasers, lenders or, during the last year of the Lease Term, to prospective tenants. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make

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public dedications, designate common areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially interferes with Tenant’s use or occupancy of the Premises. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions.

20.Quiet Enjoyment. If Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, any ground lease, mortgage or deed of trust now or hereafter encumbering the Premises and all matters of record, at all times during the Lease Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord, but not otherwise.

21.Surrender. No act by Landlord shall be an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. Upon termination of the Lease Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, broom clean, and in compliance with the Move Out Conditions Addendum attached hereto, ordinary wear and tear and casualty loss and condemnation covered by Sections 15 and 16 excepted. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall meet with Landlord for a joint inspection of the Premises at the time of vacating. In the event of Tenant’s failure to give such notice or to participate in such joint inspection, Landlord’s inspection shall be deemed conclusive for purposes of determining Tenant’s responsibility for repairs and restoration. No such performance by Landlord shall create any liability on the part of Landlord whatsoever. Any Trade Fixtures, Tenant-Made Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Lease Term shall survive the termination of the Lease Term, including indemnity obligations, payment obligations with respect to Operating Expenses and all obligations concerning the condition and repair of the Premises. If Tenant fails to perform any obligation prior to the expiration or earlier termination of this Lease, Landlord may, but shall not be obligated to, perform such obligation and Tenant shall pay Landlord all costs associated therewith, plus an administrative fee of 15% of such costs, promptly upon Landlord’s delivery to Tenant of an invoice therefor, and any time required by Landlord to complete such obligations shall be considered a period of holding over and the terms of Section 22 shall apply. Notwithstanding any provision or inference to the contrary herein contained, in the event that Tenant fails to deliver to Landlord (and surrender possession of) all of the Premises upon the expiration or earlier termination of this Lease (or the applicable portion of the Premises if this Lease expires or terminates as to only a portion of the Premises) on the date of expiration or earlier termination, then Landlord may, without judicial process and without notice of any kind, immediately enter upon and take absolute possession of the Premises or applicable portion thereof, expel or remove Tenant and any other person or entity who may be occupying the Premises or applicable portion thereof, change the locks to the Premises or applicable portion thereof (in which event, Tenant shall have no right to any key for the new locks), and take any other actions as are necessary for Landlord to take absolute possession of the Premises or applicable portion thereof. The foregoing rights are without prejudice and in addition to, and shall not in any way limit Landlord’s rights under, Section 22 below.

22.Holding Over. If Tenant fails to vacate the Premises after the termination of the Lease Term, Tenant shall be, at Landlord’s sole election, a tenant at will or at sufferance, and Tenant shall pay, in addition to any other rent or other sums then due Landlord, a daily base rental equal to 150% of the Base Rent in effect on the expiration or termination date, even if Landlord consents to such holdover (which consent shall be effective only if in writing). Tenant shall also be liable for all Operating Expenses incurred during such holdover period. In addition, Tenant shall be liable for all damages (including attorneys’ fees and expenses through all levels of proceedings) of whatever type (including consequential damages) incurred by Landlord as a result of such holding over. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 22 shall not be construed as consent for Tenant to retain possession of the Premises.

23.Events of Default. Each of the following events shall be an event of default (“Event of Default”) by Tenant under this Lease:

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(a)Tenant shall fail to pay any installment of Base Rent or any other payment required herein when due, and such failure shall continue for a period of five (5) days from the date Landlord delivers written notice to Tenant regarding the same; provided, however, in no event shall Landlord be obligated to deliver more than two (2) such written notices in any twelve (12) consecutive calendar month period, it being agreed and acknowledged that, upon Tenant’s third (3rd) and any subsequent failure to deliver any payment to Landlord as and when due hereunder in any twelve (12) consecutive calendar month period, such failure shall automatically be deemed an Event of Default, without notice or any opportunity to cure, if Tenant fails to pay the same within five (5) days of the due date.

(b)Tenant or any guarantor or surety of Tenant’s obligations hereunder shall (1) make a general assignment for the benefit of creditors; (2) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (3) become the subject of any Proceeding for Relief which is not dismissed within sixty (60) days of its filing or entry; or (4) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(c)Any insurance required to be maintained by Tenant pursuant to this Lease shall be cancelled or terminated or shall expire or shall be reduced or materially changed, except, in each case, as permitted in this Lease.

(d)Intentionally deleted.

(e)Tenant shall attempt or there shall occur any assignment, subleasing or other transfer of Tenant’s interest in or with respect to this Lease except as otherwise permitted in this Lease.

(f)Tenant shall fail to discharge or bond over any lien placed upon the Premises in violation of this Lease within twenty (20) days after any such lien or encumbrance is filed against the Premises.

(g)Tenant shall fail to execute any instrument of subordination or attornment or any estoppel certificate within the time periods set forth in Sections 27 and 29 respectively following Landlord’s request for the same.

(h)Tenant shall breach any of the requirements of Section 30 and such failure shall continue for a period of five (5) days or more after notice from Landlord to Tenant.

(i)Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 23, and except as otherwise expressly provided herein, such default shall continue for more than thirty (30) days after Landlord shall have given Tenant written notice of such default.

(j)The failure of Tenant or a Tenant-Related Party to observe or comply with any of the rules and regulations of the Project as the same may be amended from time to time, and such failure shall continue for five (5) days or more after written notice from Landlord to Tenant; provided, however, that if Tenant or a Tenant-Related Party shall breach the same rule or regulation more than two (2) times in any twelve (12) month period, then the third (3rd) such violation shall be deemed an Event of Default (without any notice).

24.Landlord’s Remedies.

(a)Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, Landlord may at any time thereafter at its election: (1) terminate this Lease, (2) terminate Tenant’s right of possession, (but Tenant shall remain liable as hereinafter provided), (3) perform Tenant’s obligations and Tenant shall pay to Landlord, as additional rent, Landlord’s costs incurred to perform the same, plus an administrative fee equal to 15% of such costs, and/or (4) pursue any other remedies available to Landlord at law or

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in equity. Additionally, with or without notice, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant. Upon the termination of this Lease or termination of Tenant’s right of possession, it shall be lawful for Landlord, without formal demand or notice of any kind, to re-enter the Premises by summary dispossession proceedings or any other action or proceeding authorized by law and to remove Tenant and all persons and property therefrom. If Landlord re-enters the Premises, Landlord shall have the right to keep in place and use, or remove and store, at Tenant’s sole cost and expense and without any liability therefor, all of the furniture, fixtures and equipment at the Premises. Tenant shall not be entitled to recover possession of the Premises, terminate this Lease, or recover any actual, incidental, consequential, punitive, statutory or other damages or award of attorneys’ fees, by reason of Landlord’s alteration or change of any lock or other security device and the resulting exclusion from the Premises of the Tenant or Tenant’s agents, servants, employees, customers, licensees, invitees or any other persons from the Premises. Tenant acknowledges that the provisions of this subparagraph of this Lease supersede the Texas Property Code and Tenant further warrants and represents that it hereby knowingly waives any rights it may have thereunder.

(b)If Landlord terminates this Lease, Landlord may recover from Tenant the sum of: all Base Rent and all other amounts accrued hereunder to the date of such termination; the cost of reletting the whole or any part of the Premises, including brokerage fees and/or leasing commissions incurred by Landlord, and costs of removing and storing Tenant’s or any other occupant’s property, repairing, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Landlord in pursuing its remedies, including reasonable attorneys’ fees and court costs through all levels of proceedings; and an amount in cash equal to (1) the then present value of the Base Rent and other amounts payable by Tenant under this Lease as would otherwise have been required to be paid by Tenant to Landlord during the period following the termination of this Lease measured from the date of such termination to the expiration date stated in this Lease minus (2) the then present fair rental value of the Premises for such period. Such present values shall be calculated at a discount rate equal to the 90-day U.S. Treasury bill rate at the date of such termination.

(c)If Landlord terminates Tenant’s right of possession (but not this Lease), then without releasing Tenant from any liability hereunder and without demand or notice of any kind to Tenant Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Lease Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building and Landlord shall not be obligated to accept any prospective tenant proposed by Tenant unless such proposed tenant meets all of Landlord’s leasing criteria. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Base Rent due hereunder. For the purpose of such reletting Landlord is authorized to make any repairs, changes, alterations, or additions in or to the Premises as Landlord deems reasonably necessary or desirable. If the Premises are not relet, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods, plus the cost of recovering possession of the Premises (including attorneys’ fees and costs of suit through all levels of proceedings), the unpaid Base Rent and other amounts accrued hereunder at the time of repossession, and the costs incurred in any attempt by Landlord to relet the Premises. If the Premises are relet and a sufficient sum shall not be realized from such reletting [after first deducting therefrom, for retention by Landlord, the unpaid Base Rent and other amounts accrued hereunder at the time of reletting, the cost of recovering possession (including attorneys’ fees and costs of suit through all levels of proceedings), all of the costs and expense of repairs, changes, alterations, and additions, the expense of such reletting (including brokerage fees and leasing commissions) and the cost of collection of the rent accruing therefrom] to satisfy the rent provided for in this Lease to be paid, then Tenant shall immediately satisfy and pay any such deficiency. Any such payments due Landlord shall be made upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due from time to time. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach.

(d)Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, whether by agreement or by operation of law. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same

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shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same. Pursuit of any of the forgoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law. Tenant and Landlord further agree that forbearance or waiver by Landlord to enforce its rights pursuant to this Lease or at law or in equity shall not be a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord’s intention to re-enter as provided for in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. The terms “enter,” “re-enter,” “entry” or “re-entry,” as used in this Lease, are not restricted to their technical legal meanings. Any reletting of the Premises shall be on such terms and conditions as Landlord in its sole discretion may determine (including a term different than the remaining Lease Term, rental concessions, alterations and repair of the Premises, lease of less than the entire Premises to any tenant and leasing any or all other portions of the Project before reletting the Premises). Landlord shall not be liable, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting.

(e)Both Landlord and Tenant shall each use commercially reasonable efforts to mitigate any damages resulting from a default of the other party under this Lease. Landlord and Tenant stipulate and agree that Landlord’s obligation to mitigate damages after a default by Tenant under this Lease shall be satisfied in full if Landlord undertakes to lease the Premises to another tenant in accordance with the following criteria:

(1)Beginning no sooner than thirty (30) days after Tenant physically vacates the Premises and continuing until the Premises have been relet, Landlord (A) places a “For Lease” sign on the Premises, Building and/or at the Project, (B) markets the Premises to commercial real estate brokers, (C) includes the Premises in Landlord’s inventory of available space, which is made available to commercial real estate brokers, (D) includes the Premises in Landlord’s regularly published advertising, if any, of available space, and (E) shows the Premises to prospective tenants, if requested;

(2)Landlord, without breaching any duty it may have to mitigate damages, may (A) lease other vacant space in Landlord’s inventory prior to reletting the Premises, (B) refuse to relet the Premises to any prospective tenant that does not meet Landlord’s leasing guidelines and credit requirements, (C) relet all or part of the Premises at the then fair market rental value, which may be equal to or greater than the Base Rent and or any additional rent, (D) relet the Premises on terms different from those in this Lease, including the length of the term and any lease concessions comparable to those then being offered for comparable space in light of market conditions, and (E) may but shall not be obligated to make improvements or alterations to the Premises, unless Tenant pays such costs to Landlord in advance;

(3)Unless a court of competent jurisdiction holds in a final judgment that Landlord
(A) had a duty to mitigate damages under this Lease and (B) failed to comply with the requirements of this Section 24(e) and such failure caused an avoidable and quantifiable increase in Landlord’s damages, Tenant shall remain liable for Base Rent, additional rent and all costs which Landlord is entitled hereunder, as well as any and all actual, incidental, and consequential damages, court costs, interest, and attorneys’ fees through all levels of proceedings arising from an Event of Default; and

(4)TO THE FULLEST EXTENT PERMITTED BY LAW, THE EXPRESS OBLIGATIONS SET FORTH IN THIS SECTION 24(e) ARE OBJECTIVELY REASONABLE AND SATISFY ANY OBLIGATION LANDLORD MAY HAVE TO MITIGATE ITS DAMAGES.

25.Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within thirty (30) days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of thirty (30) days, then after such period of time as is reasonably necessary). All obligations of Landlord hereunder shall be construed as covenants, not conditions; and Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder. Tenant hereby waives the benefit of any laws granting it the right to perform

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Landlord’s obligations or the right to terminate this Lease or withhold rent on account of any Landlord default. Additionally, TENANT HEREBY WAIVES ITS STATUTORY LIEN UNDER SECTION 91.004 OF THE
TEXAS PROPERTY CODE. All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” as used in this Lease shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Lease Term upon each new owner for the duration of such owner’s ownership. The liability of Landlord (and its members, managers, partners or shareholders) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building or Project shall be limited to Tenant’s actual direct, but not consequential, damages therefor and shall be recoverable only from Landlord’s equity interest in the Building, and Landlord (and its partners, shareholders, managers or members) shall not be personally liable for any deficiency.

26.Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

27.Subordination.

(a)This Lease and Tenant’s interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any deed of trust or mortgage or any ground lease, now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant agrees, at the election of the holder of any such mortgage, to attorn to any such holder. The provisions of this Section 27 shall be self-operative and no further instrument shall be required to effect such subordination or attornment; however, Tenant agrees to execute, acknowledge and deliver such instruments, confirming such subordination and such instruments of attornment as shall be requested by any such holder within ten (10) days of such request. Tenant’s obligation to furnish each such instrument requested hereunder in the time period provided is a material inducement for Landlord’s execution of this Lease and any failure of Tenant to timely deliver each instrument shall be deemed an Event of Default. Tenant hereby appoints Landlord attorney in fact for Tenant irrevocably (such power of attorney being coupled with an interest) to execute, acknowledge and deliver any such instrument and instruments for and in the name of the Tenant and to cause any such instrument to be recorded.

(b)Notwithstanding the foregoing, any such holder may at any time subordinate its mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution, delivery or recording and in that event such holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such mortgage and had been assigned to such holder. The term “mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “holder” of a mortgage shall be deemed to include the beneficiary under a deed of trust.

28.Mechanic’s Liens. Tenant has no express or implied authority to create or place any lien or encumbrance of any kind upon, or in any manner to bind the interest of Landlord or Tenant in, the Premises or the Project or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Landlord harmless from all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the interest of Landlord in the Premises or under this Lease. Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises and cause such lien or encumbrance to be discharged within twenty (20) days of the filing or recording thereof; provided, however, Tenant may contest such liens or encumbrances as long as such contest prevents foreclosure of the lien or encumbrance and

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Tenant causes such lien or encumbrance to be bonded or insured over in a manner satisfactory to Landlord within such twenty (20) day period.

29.Estoppel Certificates. Tenant agrees, from time to time, within ten (10) days after request of Landlord, to execute and deliver to Landlord, or Landlord’s designee, any estoppel certificate requested by Landlord, stating that this Lease is in full force and effect, the date to which rent has been paid, that Landlord is not in default hereunder (or specifying in detail the nature of Landlord’s default), the termination date of this Lease and such other matters pertaining to this Lease as may be requested by Landlord. Tenant’s obligation to furnish each estoppel certificate in a timely fashion is a material inducement for Landlord’s execution of this Lease and any failure of Tenant to timely deliver each estoppel certificate shall be deemed an Event of Default. No cure or grace period provided in this Lease shall apply to Tenant’s obligation to timely deliver an estoppel certificate. Tenant hereby irrevocably appoints Landlord as its attorney in fact to execute on its behalf and in its name any such estoppel certificate if Tenant fails to execute and deliver the estoppel certificate within ten (10) days after Landlord’s written request thereof.

30.Environmental Compliance.

(a)The term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, permits, authorizations, orders, policies or other similar requirements of any governmental authority, agency or court regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the environment, including the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Pollution Prevention Act; the Oil Pollution Act; the Emergency Planning & Community Right-to-Know Act and all state and local counterparts thereto, and any common or civil law obligations including nuisance or trespass, and any other requirements of Sections 4 and 31 of this Lease. The term “Hazardous Substance” means and includes any substance or material or element, compound or mixture thereof that is or could be regulated under any Environmental Requirement or that may pose a threat to human health and/or the environment, including any substance or material, any solid waste, hazardous waste, hazardous substance, chemical substance, asbestos, petroleum (including crude oil or any fraction thereof, natural gas, synthetic gas, polychlorinated biphenyls (“PCBs”)), and/or radioactive material. For purposes of Environmental Requirements, to the extent authorized by law, Tenant is and shall be deemed to be the responsible party, including the “owner” and “operator” of Tenant’s “facility” and the “owner” of all Hazardous Substances brought on the Premises by Tenant or a Tenant-Related Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

(b)Except for Hazardous Substances contained in products used by Tenant in de minimis quantities for ordinary cleaning and office purposes, Tenant shall not permit or cause any party to bring any Hazardous Substance upon the Premises or the Project or transport, store, use, generate, manufacture, dispose, or release any Hazardous Material on or from the Premises or the Project. Tenant, at its sole cost and expense, shall operate its business in the Premises in strict compliance with all Environmental Requirements and all requirements of this Lease. Tenant shall complete and certify to disclosure statements as requested by Landlord from time to time relating to Tenant’s transportation, storage, use, generation, manufacture, disposal or release of Hazardous Substances on the Premises, and Tenant shall promptly deliver to Landlord a copy of any notice of violation relating to the Premises or Project of any Environmental Requirement.

(c)Tenant, at its sole cost and expense, shall remove all Hazardous Substances stored, disposed of or otherwise released by Tenant or a Tenant-Related Party onto or from the Premises, in a manner and to a level satisfactory to Landlord in its sole discretion, but in no event to a level and in a manner less than that which complies with all Environmental Requirements and does not limit any future uses of the Premises or require the recording of any deed restriction or notice regarding the Premises, unless specifically authorized in advance by the Landlord in writing. Tenant shall perform such work at any time during the period of the Lease upon written request by Landlord or, in the absence of a specific request by Landlord, before Tenant’s right to possession of the Premises terminates or expires. If Tenant fails to perform such work within the time period specified by Landlord or before Tenant’s right to possession terminates or expires (whichever is earlier), Landlord may at its sole discretion, and without waiving any other remedy available under this Lease or at law or equity (including an action to compel Tenant to perform such work), perform such work at Tenant’s cost. Tenant shall pay all costs incurred by Landlord

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in performing such work, plus an administrative fee of 15% of such costs, within ten (10) days after Landlord’s request therefor. Such work performed by Landlord is on behalf of Tenant and Tenant remains the owner, generator, operator, transporter, and/or arranger of the Hazardous Substances for purposes of Environmental Requirements. Tenant agrees not to enter into any agreement with any person, including any governmental authority, regarding the removal of Hazardous Substances that have been disposed of or otherwise released onto or from the Premises without the prior written approval of the Landlord.

(d)Tenant shall indemnify, defend, and hold harmless Landlord, its agents and employees from and against any and all losses (including diminution in value of the Premises or the Project and loss of rental income from the Project), claims, demands, actions, suits, damages (including punitive damages), expenses (including remediation, removal, repair, corrective action, or cleanup expenses), and costs (including actual attorneys’ fees through all levels of proceedings, consultant fees and/or expert fees and including removal or management of any asbestos brought into the Premises or disturbed in breach of the requirements of this Section 30, regardless of whether such removal or management is required by law) which are brought or recoverable against, or suffered or incurred by Landlord as a result of any release of Hazardous Substances or any breach of the requirements under this Section 30 by Tenant or a Tenant-Related Party regardless of whether Tenant had knowledge of such noncompliance and REGARDLESS OF WHETHER SUCH NONCOMPLIANCE IS ALLEGED TO BE CAUSED, IN WHOLE OR IN PART, BY THE NEGLIGENCE OF LANDLORD, ITS AGENTS OR EMPLOYEES. The obligations of Tenant under this Section 30 shall survive any termination of this Lease.

(e)Landlord shall have access to, and a right to perform inspections and tests of, the Premises to determine Tenant’s compliance with Environmental Requirements, its obligations under this Section 30, or the environmental condition of the Premises. Access shall be granted to Landlord upon Landlord’s prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant’s operations. Such inspections and tests shall be conducted at Landlord’s expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for all of Landlord’s costs of such inspection and tests. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant. Tenant shall promptly notify Landlord of any communication or report that Tenant makes to any governmental authority regarding any possible violation of Environmental Requirements or release or threat of release of any Hazardous Substance onto or from the Premises. Tenant shall, within five (5) days of receipt thereof, provide Landlord with a copy of any documents or correspondence received from any governmental agency or other party relating to a possible violation of Environmental Requirements or claim or liability associated with the release or threat of release of any Hazardous Substance onto or from the Premises.

(f)In addition to all other rights and remedies available to Landlord under this Lease or otherwise, Landlord may, in the event of a breach of the requirements of this Section 30 that is not cured within thirty (30) days following notice of such breach by Landlord, require Tenant to provide financial assurance (such as insurance, escrow of funds or third party guarantee) in an amount and form satisfactory to Landlord. The requirements of this Section 30 are in addition to and not in lieu of any other provision in the Lease.

31.Rules and Regulations. Tenant shall, at all times during the Lease Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto. In the event of any conflict between said rules and regulations and other provisions of this Lease, the other terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project.

32.Security Service. Tenant acknowledges and agrees that, while Landlord may (but shall not be obligated to) patrol the Project, Landlord is not providing any security services with respect to the Premises and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises.

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33.Force Majeure. Landlord shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, acts of terrorism, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Landlord (“Force Majeure”).

34.Entire Agreement. This Lease constitutes the complete and entire agreement of Landlord and Tenant with respect to the subject matter hereof. No representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations are superseded by this Lease. This Lease may not be amended except by an instrument in writing signed by both parties hereto.

35.Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

36.Brokers. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the Broker, if any, set forth on page ii of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

37.Landlord’s Lien/Security Interest. Tenant hereby grants Landlord a security interest, and this Lease constitutes a security agreement, within the meaning of and pursuant to the Uniform Commercial Code of the state in which the Premises are situated as to all of Tenant’s property situated in, or upon, or used in connection with the Premises (except merchandise sold in the ordinary course of business) (collectively, the “Collateral”) as security for all of Tenant’s obligations hereunder, including the obligation to pay rent. Such personalty thus encumbered includes specifically all trade and other fixtures for the purpose of this Section 37 and inventory, equipment, contract rights, accounts receivable and the proceeds thereof. To the extent the UCC requires Landlord to give to Tenant notice of any act or event and such notice cannot be validly waived before a default occurs, then five-days’ prior written notice thereof shall be reasonable notice of the act or event. In order to perfect such security interest, Landlord may file any financing statement or other instrument necessary at the state and county Uniform Commercial Code filing offices. Tenant grants to Landlord a limited power of attorney solely to execute and file any financing statement or other instrument necessary to perfect Landlord’s security interest under this Section 37, which power is coupled with an interest and is irrevocable during the Term. Landlord may also file a copy of this Lease as a financing statement to perfect its security interest in the Collateral. Within ten days following written request therefor, Tenant shall execute financing statements to be filed of record to perfect Landlord’s security interest in the Collateral.

38.Intentionally Deleted.

39.Miscellaneous.

(a)Any payments or charges due from Tenant to Landlord hereunder shall be considered rent for all purposes of this Lease.

(b)If and when included within the term “Tenant,” as used in this Lease, there is more than one person, firm or corporation, each shall be jointly and severally liable for the obligations of Tenant.

(c)All notices required or permitted to be given under this Lease shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable national overnight courier service, with proof of delivery and postage prepaid, or by hand delivery and sent to the Notice Address for each party noted

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on the first page of this Lease. Either party may by notice given aforesaid change its address for all subsequent notices. Except where otherwise expressly provided to the contrary, notice shall be deemed given upon first attempted delivery.

(d)Except as otherwise expressly provided in this Lease or as otherwise required by law, Landlord retains the absolute right to withhold any consent or approval.

(e)At Landlord’s request from time to time Tenant shall furnish Landlord with true and complete copies of its most recent annual and quarterly financial statements prepared by Tenant or Tenant’s accountants and any other financial information or summaries that Tenant typically provides to its lenders or shareholders. Such annual statements shall be audited by an independent certified public accountant at Tenant’s sole cost and expense. Landlord shall hold such financial statements and information in confidence, and shall not disclose the same except: (1) to Landlord’s lenders or potential lenders, (2) to potential purchasers of all or a portion of the Project, (3) to attorneys, accountants, consultants or other advisors, (4) otherwise as reasonably necessary for the operation of the Project or administration of Landlord’s business or (5) if disclosure is required by any law and/or any judicial or administrative order or ruling.

(f)Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord, Tenant will execute a memorandum of lease.

(g)Each party acknowledges that it has had the opportunity to consult counsel with respect to this Lease, and therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.

(h)The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(i)Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(j)Except as otherwise provided in this Lease, any amount not paid by Tenant within five
(1)days after its due date in accordance with the terms of this Lease shall bear interest from such due date until paid in full at the lesser of the highest rate permitted by applicable law or fifteen percent (15%) per year. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(k)Construction and interpretation of this Lease shall be governed by the laws of the state in which the Project is located, excluding any principles of conflicts of laws.

(l)Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(m)All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. In the event of any conflict between such exhibits or addenda (other than the rules and

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regulations) and the terms of this Lease, such exhibits or addenda shall control. In the event of a conflict between the rules and regulations attached hereto and the terms of this Lease, the terms of this Lease shall control.

(n)If either party should prevail in any litigation instituted by or against the other related to this Lease, the prevailing party, as determined by the court, shall receive from the non-prevailing party all costs and reasonable attorneys’ fees through all levels of proceedings (payable at standard hourly rates) incurred in such litigation, including costs on appeal, as determined by the court.

(o)There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

(p)To the extent Tenant or its agents or employees discover any water leakage, water damage or mold in or about the Premises or Project, Tenant shall promptly notify Landlord thereof in writing.

(q)Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord’s reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys’, engineers’ or architects’ fees, within thirty (30) days after Landlord’s delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

(r)Tenant and its telecommunications companies, including local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building, for the installation and operation of telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems (“Telecommunications Services”), for part or all of Tenant’s telecommunications within the Building and from the Building to any other location without Landlord’s prior written consent. All providers of Telecommunications Services shall be required to comply with the rules and regulations of the Building, applicable Legal Requirements and Landlord’s policies and practices for the Building. Tenant acknowledges that Landlord shall not be required to provide or arrange for any Telecommunications Services and that Landlord shall have no liability to a Tenant-Related Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services.

(s)Tenant (if a corporation, partnership or other business entity) hereby represents and warrants to Landlord that Tenant is and will remain during the Term a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, that each person signing on behalf of Tenant is authorized to do so, and that Tenant’s organizational identification number assigned by the Texas Secretary of State is 801095491. Landlord hereby represents and warrants to Tenant that Landlord is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Landlord has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Landlord is authorized to do so.

(t)In any legal proceeding that is brought by Landlord to enforce this Lease or any guaranty of this Lease, or that arises out of a dispute in connection with this Lease or any guaranty of this Lease, Landlord shall have the right to file suit in, or, if such suit has been filed or proceeding has been instituted by any person or entity other than Landlord, to transfer such suit or proceeding to any court of competent jurisdiction in the State in which the Project is located. Tenant and any guarantor of this Lease hereby irrevocably accept and consent to jurisdiction of any such court, and each irrevocably, knowingly, and voluntarily waives its right to object to jurisdiction of any such court, and irrevocably agrees to be bound by any final, non-appealable judgment rendered by any such court in connection herewith. Tenant and any guarantor of this Lease hereby agree that venue shall be proper in the state in which the Project is located, and each irrevocably waives its right to challenge the propriety of appropriateness, or to assert the inconvenience, of venue in such state.

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(u)Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps, easement agreements and covenants, conditions and restrictions, so long as such easements, rights, dedications, maps and covenants, conditions and restrictions do not unreasonably interfere with the permitted use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.

(v)Landlord and Tenant agree that all administrative fees and late charges prescribed in this Lease are reasonable estimates of the costs that Landlord will incur by reason of Tenant’s failure to comply with the provisions of this Lease, and the imposition of such fees and charges shall be in addition to all of Landlord’s other rights and remedies hereunder or at law, and shall not be construed as a penalty. Further, Landlord and Tenant agree that each provision of this Lease for determining charges and amounts payable by Tenant is commercially reasonable and, as to each such charge or amount, constitutes a statement of the amount of the charge or a method by which the charge is to be computed for purposes of Section 93.012 of the Texas Property Code, as it may be amended or succeeded.

(w)Landlord shall have the right to transfer and assign, in whole or in part, any of its rights under this Lease, and in the Building or Project; and to the extent that such assignee assumes Landlord's obligations hereunder, Landlord shall by virtue of such assignment be released from such obligation.

(x)Landlord and Tenant acknowledge and agree that this lease, including all exhibits and addenda a part hereof, is not a construction contract or an agreement collateral to or affecting a construction contract.

(y)Landlord may, in Landlord’s sole and absolute discretion, elect to pursue or maintain sustainability certifications for the Project (or portions thereof), or otherwise implement sustainability initiatives or practices with for the Project (as such sustainability initiatives and practices are to be determined by Landlord, from time to time). In the event that Landlord elects to pursue or maintain any such certifications, initiatives, or practices, Tenant shall promptly cooperate with the Landlord’s efforts in connection therewith and provide Landlord with any documentation and information it may need in connection with the same (which cooperation may include, but shall not be limited to, Tenant complying with certain standards pertaining to the purchase of materials used in connection with any Tenant-Made Alterations or improvements undertaken by or on behalf of the Tenant in the Project, the sharing of documentation pertaining to any Tenant-Made Alterations or improvements undertaken by or on behalf of Tenant in the Project, and the sharing of Tenant’s billing information pertaining to trash removal and recycling related to Tenant’s operations in the Project). Landlord shall have the right to conduct periodic surveys and to gather feedback from Tenant with respect to sustainability efforts and related matters, and Tenant shall complete any such surveys (and otherwise respond to written requests for information from Landlord) to the best knowledge of Tenant.

40.Waiver of Consumer Rights. TENANT HEREBY WAIVES ALL ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT, SECTION 17.41 ET SEQ. OF THE TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF TENANT’S OWN SELECTION, TENANT VOLUNTARILY CONSENTS TO THIS WAIVER.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:

JONSSON ATX WAREHOUSE, LLC,
a Texas limited liability company

By:      Name:      Title: Manager

TENANT:

PHUNWARE INC.,
a Delaware corporation

By:      Name:      Title:

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RULES AND REGULATIONS

In the event of a conflict between the following Rules and Regulations and the terms of the Lease to which these Rules and Regulations are attached, the terms of the Lease shall control.

1.The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or a Tenant- Related Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2.Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3.Except for disability assistance dogs, no animals shall be allowed in the offices, halls, or corridors in the Project.

4.Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5.If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6.Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7.Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles or as expressly permitted in the Lease, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8.Tenant shall maintain the Premises free from rodents, insects and other pests.

9.Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10.Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11.Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12.Tenant shall not permit storage outside the Premises, including outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

13.All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

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14.No auction, public or private, will be permitted on the Premises or the Project.

15.No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16.The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17.Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18.Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19.Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

20.Tenant shall not introduce, disturb or release asbestos or PCBs onto or from the Premises.

21.Tenant shall at all times conduct its operations in a good and workmanlike manner, employing best management practices to minimize the threat of any violation of Environmental Requirements.

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MOVE OUT CONDITIONS

1.Remove all nails, shelves and toggle bolts from walls. Holes must be professionally filled and sanded. Large damaged areas may require tape, bed and sanding.

2.Touch-up painting must match existing paint. Very scarred or damaged walls and rooms may require full paint versus touch-up.

3.Light bulbs/ballasts (interior and exterior) should be in working order. Broken light lenses must be replaced.

4.Stained/broken ceiling tiles require replacement with matching tiles.

5.Carpets require professional cleaning. VCT floors require stripping and waxing. Heavily worn carpet/tile may require replacement if not considered normal “wear and tear”.

6.Warehouse floors in good condition require sweeping. Heavily scarred floor seal may require re-sealing. All racking systems should be removed, bolts removed flush with floor and all holes patched smooth.

7.Interior doors must be in good appearance and operational. Holes/scars in doors must be repaired. Irreparable holes will require door replacement of like quality doors.

8.Exterior personnel doors for office and warehouse must be fully operational including hardware, door closures, etc.

9.Kitchens and restrooms require full janitorial cleaning upon vacating (i.e., strip/wax floors, sanitize toilets, sinks, clean under cabinets, exhaust fans operational, fixtures operational, etc.)

10.Trash and debris must be completely removed from interior and exterior.

11.Damaged column poles must be repaired.

12.Overhead doors must be fully operational. Damaged panels must be replaced and painted to match. Damaged dock bumpers, dock levelers, Dok-loks, and Dok-lok lights should be replaced.

13.Certification of dock door inspection verifying proper operation of all equipment and related components.

14.Debris or trash is not allowed to be stored temporarily outside of building. Schedule your dumpster company to meet your needs during moving. Clean up around exterior of all loading docks. Schedule removal of your trash dumpster.

15.Certification of recent inspections for fire sprinkler, fire alarms, fire pumps, 5 year (as applicable by local code) must be provided from a licensed company.

16.Security systems should be disarmed and removed without damage to space. Phone systems removed without damage to space. Loose wires must be removed and capped.

17.Certification of HVAC maintenance within 15 days prior to lease expiration (ie, filter change, oil and pressure check, belt replacement, necessary repairs, etc.)

18.Clean sign panels from buildings, doors, windows and patch holes where necessary.

19.In general, all systems (ie. plumbing, electrical, HVAC, etc.) must be in good and safe working order. The premises are to be left in a maintained and clean condition.

Move Out Conditions - 1

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PREMISES

The floor plan depicted below is an approximate representation of the Premises in relation to the Building and Project. Landlord makes no representations or warranties whatsoever as to the accuracy of the floor plan or other aspects of the Building or Project depicted below.

A-1

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1990 Steam Way

Tenant parking; 50 parking spots total

7 spots
9 spots
8 spots
9 spots
8 spots
9 spots

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EXHIBIT A-1

LEGAL DESCRIPTION OF REAL PROPERTY

Lot 3, Block “A” of ALTMAN BUSINESS PARK, A REPLAT OF LOT 3, BLOCK A, REPLAT OF AMANDA
SUBDIVISION LOT 2 & 3 BLOCK “A”, a subdivision in Williamson County, Texas, according to the map or plat thereof recorded under Document No. 2015088746, Official Public Records, Williamson County, Texas.

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CONSTRUCTION ADDENDUM

1.Acceptance of Premises. Except as set forth in this Exhibit, Tenant accepts the Premises in their “AS-IS” condition on the date that this Lease is entered into.

2.Substantial Completion of the Building. Landlord shall, at its sole cost and expense, Substantially Complete the Building. As used herein, the term “Substantial Completion” or “Substantially Completed” means that the Building has been completed substantially in accordance with the plans and specifications for the Building, except for the Tenant Improvements, as determined by Landlord in its sole and absolute discretion. Landlord may deliver, and Tenant shall be required to accept, the Premises upon Substantial Completion of the Building. By accepting and taking possession of the Premises, Tenant shall be deemed to have agreed that the Building has been Substantially Completed in accordance with the requirements of this Lease. If the Building is not Substantially Completed by any date which may be given to Tenant, Landlord shall not be deemed to be in default hereunder or otherwise liable to Tenant, nor shall the Lease Term be affected. If the Substantial Completion of the Building is delayed due to Tenant’s acts or omissions, including, but not limited to, Tenant’s design or construction of the Tenant Improvements or interference with the Substantial Completion of the Building (a “Tenant Delay”), then the date of Substantial Completion for purposes of calculating the Commencement Date shall be the date the Building would have been Substantially Completed but for the Tenant Delay. After the Commencement Date, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises in the form attached to this Lease as Exhibit D.

3.Tenant Improvements. Subject to the terms and provisions of this Lease, Tenant may, at its sole cost and expense (but subject to reimbursement as provided in Paragraph 4 below), perform all work and alterations which may be necessary or desirable for Tenant to initially open and operate its business in the Premises (the “Tenant Improvements”) in accordance with the plans and specifications therefor as previously approved by Landlord (the “Plans and Specs”) and all Legal Requirements. The construction and installation of the Tenant Improvements in accordance with the Plans and Specs and Legal Requirements is sometimes referred to herein as the “Work.” Tenant shall not commence the Work unless and until Landlord has approved the plans and specifications for the Tenant Improvements, and Tenant has obtained all permits, approvals and authorizations required by any governmental authority or third party in accordance with all Legal Requirements (collectively, the “Permits”) and has provided evidence of the same to Landlord. All of the Work shall be performed in a good and workmanlike manner by contractors and subcontractors approved by Landlord, free of liens and defects and in compliance with the Plans and Specs, Permits and all Legal Requirements. All contractors and subcontractors shall procure and maintain insurance against such risks, in such amounts, and with such companies as required by Landlord. Certificates of such insurance must be received by Landlord before the Work is commenced. Given the nature of the Tenant Improvements, it is likely that some of the Work will be performed while the Building is being Substantially Completed, and, if so, then all aspects of the Work which will be performed prior to the Commencement Date must be coordinated with Landlord and Landlord’s contractors and shall be performed only at such times as Landlord and its contractors approve. In no event shall the Work interfere with or delay Landlord’s Substantial Completion of the Building. Landlord or its contractor or agent may inspect the Work at any time and from time to time. Tenant shall reimburse Landlord for its costs in reviewing the Plans and Specs and in monitoring the Work, not to exceed five percent (5%) of the total cost of the Work, within ten (10) days following Landlord’s demand. Tenant shall notify Landlord when Tenant believes the Work is completed. The Work shall not be deemed completed until Landlord has inspected and confirmed same.

4.Intentionally Deleted.

5.Construction Representatives. Landlord’s and Tenant’s representatives for coordination of construction will be as follows, provided that either party may change its representative upon written notice to the other:

B-1

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Landlord’s Representatives: Robert Jonsson Telephone: 503-784-0070 Email: robert@scandinavianspaces.com	Tenant’s Representative: Caleb Borgstrom 7800 Shoal Creek Boulevard #230 South Austin, Texas 78757

6.Early Entry.

(a)Subject to Legal Requirements and Landlord’s prior written approval, Landlord may allow Tenant to install its machinery, equipment, fixtures, or other personal property on the Premises during the final stages of completion of construction of the Building provided that Tenant does not thereby interfere with the completion of construction of the Building or cause any labor dispute as a result of such installations.

(b)Tenant shall give to Landlord not less than five (5) days’ prior written notice of its request to have such access to the Premises, which notice shall contain and/or shall be accompanied by: (1) a description of and schedule for the work to be performed by those persons and entities for whom and which such access is being requested; (2) the names and addresses of all contractors, subcontractors and material suppliers for whom and which such early access is being requested and the approximate number of individuals, itemized by trade, who will be present in the Premises; (3) copies of all contracts pertaining to the performance of the work for which such early access is being requested; (4) copies of all plans and specifications pertaining to the work for which such access is being requested; (5) copies of all licenses and permits required in connection with the performance of the work for which such access is being requested; (6) certificates of insurance (in amounts and with insured parties satisfactory to Landlord) and instruments of indemnification against all claims, costs, expenses, damages and liabilities which may arise in connection with such work; and (7) assurances of the availability of funds sufficient to pay for all such work. All of the foregoing shall be subject to Landlord’s approval, which shall not be unreasonably withheld.

(c)Any such entry into and occupation of the Premises by Tenant shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Base Rent and Operating Expenses, but specifically including the obligation of Tenant to provide insurance pursuant to the terms of the Lease.

(d)Tenant does hereby agree to assume all risk of loss or damage to its machinery, equipment, fixtures, and other personal property and to indemnify, defend, and hold Landlord harmless from any loss or damage to such property, and all liability, loss, or damage arising from any injury to the Premises, the Project or the property of Landlord, its contractors, subcontractors, or materialmen, and any death or personal injury to any person or persons arising out of Tenant’s installations. THE INDEMNITY OBLIGATIONS OF TENANT UNDER THIS SECTION (d) WILL BE IN EFFECT EVEN IF THE INJURY IS THE RESULT OF, OR CAUSED BY THE NEGLIGENT ACTS OR OMISSIONS OF LANDLORD.

7.Miscellaneous. The failure of Tenant to take possession of or to occupy the Premises shall not serve to relieve Tenant of obligations arising on the Commencement Date or delay the payment of rent by Tenant. Upon the Commencement Date, Tenant shall have and hold the Premises as the same shall then be without any liability or obligation on the part of Landlord for making any further alterations or improvements of any kind in or about the Premises, except as specifically set forth in the Lease.

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INTENTIONALLY OMITTED

C-1

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COMMENCEMENT DATE AGREEMENT

This Commencement Date Agreement (the “Commencement Date Agreement”) made and entered into by and between JONSSON ATX WAREHOUSE, LLC, a Texas limited liability company, hereinafter referred to as “Landlord”, and     , hereinafter referred to as “Tenant”;

WHEREAS,    Landlord    and    Tenant    entered    into    that    certain    Lease    Agreement    dated
     (the “Lease”) whereby Landlord leased to Tenant certain premises located at 1990 Steam

D-1

{00185944. 4 }

Way in Round Rock, Texas 78744, Suite     , containing approximately      particularly described in the Lease;

square feet as more

WHEREAS, Landlord and Tenant desire amend the Lease to reflect the Commencement Date (as defined in the Lease) and otherwise modify the Lease in the manner hereinafter set forth:

NOW, THEREFORE, in consideration of the foregoing premises, in the respective undertakings of the parties hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

1.Capitalized terms as used herein shall have the same meaning as set forth in the Lease, unless another meaning is specifically set forth herein. The effective date of this Commencement Date Agreement shall be
         (the “Effective Date”). From and after the Effective Date, the term “Lease” shall be deemed to mean the Lease as amended by this Commencement Date Agreement.

2.“Commencement Date” as defined on the first page of the Lease is hereby amended to read “     .”

3.“Lease Term” as defined on the first page of the Lease is hereby amended to read as follows:

“Beginning on      and ending on     ”

4.“Monthly Base Rent” as defined on the first page of the Lease is hereby amended to read as follows: “

”

5.Landlord and Tenant hereby ratify and confirm all terms, covenants and conditions of the Lease, as modified by this Commencement Date Agreement. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further ratifies and confirms that, as of the date hereof, Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant. In the event of any conflict between this Commencement Date Agreement and the Lease, the terms and conditions of this Commencement Date Agreement shall control. The Lease constitutes the entire agreement between the parties hereto and no further modification of the Lease shall be binding unless evidenced by an agreement in writing signed by Landlord and Tenant.

D-1

{00185944. 4 }

1.The parties acknowledge that this Commencement Date Agreement may be executed in multiple counterparts which, when taken together, shall constitute a single integrated instrument. Further, facsimile signatures on this Commencement Date Agreement shall be deemed effective as original signatures for all purposes hereunder.

IN WITNESS WHEREOF, the parties have signed and executed this Commencement Date Agreement to be effective as of the Effective Date.

LANDLORD:

TENANT:

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{00185944. 4 }